2Q TWENTY26 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc’s (“Origin”, “we”, “our” or the “Company”) future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin’s results of operations, estimated forbearance amounts and expectations regarding the Company’s liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements or statistics preceded by, followed by or that otherwise include the words “assumes,” “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin’s future results and cause actual results to differ materially from those expressed in the forward- looking statements include, but are not limited to: (1) the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the impact of tariffs, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; (2) changes in benchmark interest rates and the resulting impacts on net interest income; (3) deterioration of Origin’s asset quality; (4) factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin’s primary market areas; (5) the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances; (6) changes in the value of collateral securing Origin’s loans; (7) the impact of generative artificial intelligence; (8) Origin’s ability to anticipate interest rate changes and manage interest rate risk; (9) the impact of heightened regulatory requirements, reduced debit interchange and overdraft income and the possibility of facing related adverse business consequences if our total assets grow in excess of $10 billion as of December 31 of any calendar year; (10) the effectiveness of Origin’s risk management framework and quantitative models; (11) Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common stockholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; (12) the impact of labor pressures; (13) changes in Origin’s operation or expansion strategy or Origin’s ability to prudently manage its growth and execute its strategy; (14) changes in management personnel; (15) Origin’s ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; (16) increasing costs as Origin grows deposits; (17) operational risks associated with Origin’s business; (18) significant turbulence or a disruption in the capital or financial markets and the effect of market disruption and interest rate volatility on our investment securities; (19) increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; (20) compliance with governmental and regulatory requirements and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; (21) periodic changes to the extensive body of accounting rules and best practices; (22) further government intervention in the U.S. financial system; (23) a deterioration of the credit rating for U.S. long-term sovereign debt; (24) Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; (25) natural disasters and other adverse weather events, pandemics, acts of terrorism, war, and other matters beyond Origin’s control; (26) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (27) fraud or misconduct by internal or external actors (including Origin employees); (28) cybersecurity threats or security breaches and the cost of defending against them; (29) Origin’s ability to maintain adequate internal controls over financial and non-financial reporting; and (30) potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Origin’s most recent and future Annual Reports on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in Origin’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, adjusted, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. This presentation contains projected financial information with respect to Origin, including with respect to certain goals and strategic initiatives of Origin and the anticipated benefits thereof. This projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to significant business, economic (including interest rate), competitive, and other risks and uncertainties. Actual results may differ materially from the results contemplated by the projected financial information contained herein and the inclusion of such projected financial information in this presentation should not be regarded as a representation by any person that such actions will be taken or accomplished or that the results reflected in such projected financial information with respect thereto will be achieved. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. These non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: Pre-tax, pre- provision (“PTPP”) earnings, PTPP ROAA, return on average tangible common equity (“ROATCE”), tangible book value per common share, and tangible common equity to tangible assets. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,519 Deposits: $3,442 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 DEPOSITS & LOANS BY STATE Note: All financial information is as of June 30, 2026. Map location counts include full service branches only as of filing date. Please see slide 31 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $544 Deposits: $607 8% 9% 40% 20% 52% 71% Loans (2)Deposits (1) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,468 Loans: $2,417 Loans: $399 Deposits: $1,910 Deposits: $1,635 Deposits: $922 Total Texas Loans: $5,284 Total Texas Deposits: $4,467 SOUTHEAST (AL/FL) Entry: 2024 Loans: $137 Deposits: $112 11 11 9 17 6 1 BEST BANKS TO WORK FOR IN AMERICA 13 CONSECUTIVE YEARS * Commercial Team Hired in 2Q26. * 1

OPTIMIZE ORIGIN

TO DELIVER ELITE LEVEL FINANCIAL PERFORMANCE

PRODUCTIVITY, DELIVERY & EFFICIENCY

BALANCE SHEET OPTIMIZATION

CULTURE & EMPLOYEE ENGAGEMENT

UPDATED FINANCIAL OUTLOOK

NEAR TERM GOAL
1.15% + ROAA RUN RATE BY 4Q26

ULTIMATE TARGET
TOP QUARTILE ROAA

	4Q26	2026
Loan Growth - ex Warehouse (Yr/Yr)	Mid to High-Single Digits	Mid to High-Single Digits
Deposit Growth (Yr/Yr)	Mid to High-Single Digits	Mid to High-Single Digits
NIM*	3.90% +/- 5 BPS	3.85% +/- 5 BPS
NII* Growth (Yr/Yr)	High-Single Digits	High-Single Digits
Noninterest Income Growth (Yr/Yr)(3)	Low-Single Digits	Low to Mid-Single Digits
Noninterest Expense Growth (Yr/Yr)(3)	Mid-Single Digits	Mid-Single Digits
PTPP ROAA	> 1.72%	> 1.65%
Tax rate	~ 21.5%	~ 21.5%

* There are no Fed actions contemplated in our NIM and NII outlook.

Please see slide 31 for all footnote references included above.

4

ORIGIN STRATEGICALLY INVESTS IN TEXAS & SOUTHEAST[4]

THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY

STRONG
NET MIGRATION INTO OUR MARKETS



NORTHEAST
-1,504,304
MIDWEST
-512,765
WEST
-1,140,456
SOUTH
+3,157,525

Net Domestic Migration from April 1, 2020 to July 1, 2025

TEXAS

- 8th largest economy in the world
- Texas gained 98,000 nonfarm jobs from May 2025 to May 2026 outpacing the annual job growth rate for the U.S. as a whole
- Home to 57 Fortune 500 company headquarters
- Texas boasts the 2nd largest civilian workforce in the U.S. with over 15 million workers
- Texas is the leading destination for corporate relocation and expansion projects
- Texas is home to 3.5 million small businesses and hundreds of publicly traded companies
- As of 2Q26, Texas continues to lead the nation in high-tech exports for the 13th year in a row

SOUTH ALABAMA & FLORIDA PANHANDLE

- Baldwin County - 11th fastest growing metro area in the country
- High-tech employment population
  - 7 of top 10 U.S. defense contractors have a presence in the region
- Mobile, AL - 12th largest US port by tonnage
- As of October 2025, Mobile Harbor is the deepest harbor on the Gulf Coast

Please see slide 31 for all footnote references included above.

5

6 ORIGIN BANCORP, INC. _______

7 ORIGIN BANCORP, INC. _______ CATEGORY AUGUST 2024 MARCH 2026 FINANCIAL INDUSTRY BENCHMARK GLOBAL TOP 10% BENCHMARK CULTURE 90 92 N/A 82 ENGAGEMENT 88 91 77 82 EMPLOYEE SATISFACTION 86 89 76 81 RECOMMEND 90 92 77 82 This most recent Glint survey gave Origin our highest scores ever for the categories of Culture, Engagement, Employee Satisfaction, and Willingness to Recommend. OPTIMIZE ORIGIN & CULTURE GLINT RESULTS .......................................................................................................................................

PERFORMANCE HIGHLIGHTS AT-A-GLANCE - SECOND QUARTER 2026

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS
UNAUDITED

	Key Performance Metrics	2Q26	1Q26
Balance Sheet	Total Loans Held for Investment ("LHFI")	$ 8,073,577	$ 7,864,221
	Total Assets	10,276,930	10,188,144
	Total Deposits	8,703,251	8,756,268
Income Statement	Net Income	$ 33,846	$ 27,693
	Pre-Tax, Pre-Provision ("PTPP") Earnings[(5)]	43,181	40,242
	Diluted Earnings Per Share ("EPS")	1.09	0.89
Selected Ratios	Fully Tax-Equivalent Net Interest Margin ("NIM-FTE")	3.92 %	3.71 %
	Return on Average Assets (annualized) ("ROAA")	1.35	1.11
	PTPP ROAA (annualized)[(5)]	1.73	1.61
	Return on Average Stockholders' Equity (annualized) ("ROAE")	10.64	8.86
	Return on Average Tangible Common Equity (annualized) ("ROATCE")[(5)]	12.17	10.15
	Book Value per Common Share	$ 41.52	$ 40.81
	Tangible Book Value per Common Share[(5)]	36.37	35.61
	Common Equity to Total Assets	12.47 %	12.37 %
	Tangible Common Equity to Tangible Assets[(5)]	11.09	10.97
	Efficiency Ratio	59.87	61.32
	Allowance for Loan Credit Losses ("ALCL") to Total Loans Held for Investment	1.22	1.26

Please see slide 31 for all footnote references included above.

2Q26 Key Highlights

- The Company delivered strong performance, and in some cases record performance, across numerous key financial metrics including, but not limited to, net income, NIM-FTE, annualized ROAA, annualized ROAE, and book value per common share.
- Net income was $33.8 million for 2Q26, reflecting an increase of $6.2 million, or 22.2%, compared to 1Q26, its highest level since 4Q22.
- NIM-FTE increased 21 basis points to 3.92% for 2Q26, compared to 1Q26, and the net interest spread of 3.07% is at its highest level since 4Q22.
- Annualized ROAA was 1.35% for 2Q26, reflecting an increase of 24 basis points, compared to 1Q26, its highest level since 4Q22.
- Total LHFI were $8.07 billion at 2Q26, reflecting an increase of $209.4 million, or 2.7%, compared to 1Q26.
- During 2Q26, we repurchased 217,034 shares of our common stock at an average price of $46.60 per share. Also, in July 2026, our board of directors approved a $100 million increase in repurchase authority under our current stock repurchase program, which expires in July 2028. As of the date of this release, $121.6 million remains available for share repurchases under the stock repurchase program.
- During April 2026, our board approved an increase in our quarterly dividend from $0.15 to $0.25 per share, a 67% increase, reflecting balance sheet strength and earnings durability.

ORIGIN BANCORP, INC.
8

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES UNAUDITED Diluted EPS ($)Net Income ($) Total Deposits ($) 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 7,484 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 DOLLARS IN THOUSANDS 9 Total Loans Held for Investment ($) DOLLARS IN MILLIONS 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 DOLLARS IN MILLIONS DOLLARS IN MILLIONS Please see slide 31 for all footnote references included above. CAGR 4.3% CAGR 4.2% CAGR 3.0% 7,777 16,243 33,846 Efficiency Ratio (%) 60.97 59.87 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 36.37 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 Tangible Book Value per Common Share(5) ($) (Non-GAAP) 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 Return on Average Assets (%) CAGR 12.5% 1.09 8,074 3.92 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 NIM - FTE (%) 3.68 1.35 0.70 6,422 6,883 8,703 0.57 Loans Held for Investment excl. Mortgage Warehouse Lines of Credit ($) 23.41

ORIGIN BANCORP, INC. _______ 148 10,277 1997 2002 2007 2012 2017 2022 2Q26 DELIVERING STOCKHOLDER VALUE DOLLARS IN MILLIONS Total Assets ($) Core Deposits(6) ($) 3,011 8,323 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 CAGR 16.0% CAGR 12.7% 10 2,649 2,615 Origin Bancorp, Inc. Cumulative Return (OBK) ($) KBW Nasdaq Bank Total Return Index (BKXTR) ($) 12 /3 1/ 96 12 /3 1/ 01 12 /3 1/ 06 12 /3 1/ 11 12 /3 1/ 16 12 /3 1/ 21 06 /3 0/ 26 0 500 1,000 1,500 2,000 2,500 3,000 Total Stockholder Return(7) ($) IPO May 2018 Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Tangible Book Value per Common Share(5) ($) 18.74 36.37 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 CAGR 8.1% 12 /3 1/ 25 148 9,725 10,277 1997 2001 2005 2009 2013 2017 2021 2025 2Q26 DOLLARS IN MILLIONS Total Assets ($) CAGR 16.0% 148 10,277 1997 2001 2005 2009 2013 2017 2021 2025 DOLLARS IN MILLIONS Total Assets ($) CAGR 16.0% 169 156 Origin Bancorp, Inc. Cumulative Return (OBK) ($) NASDAQ OMX ABA Community Bank Total Rtn (ABQX) $ 05 /0 8/ 18 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 12 /3 1/ 25 06 /3 0/ 26 100 150 Total Stockholder Return(7) ($) IPO 169 216 Origin Bancorp, Inc. Cumulative Return (OBK) ($) KBW Nasdaq Bank Total Return Index (BKXTR) ($) 05 /0 8/ 18 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 12 /3 1/ 25 06 /3 0/ 26 100 200 IPO Total Stockholder Return(7) ($)

ORIGIN BANCORP, INC. _______ 11 1,152 1,218 1,311 1,741 1,956 2,247 2,620 4,747 5,276 5,250 5,035 5,284 DFW Houston East Texas 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 Deposit Trends by Texas Market(10)(11) ($) Loan Trends by Texas Market(2)(9) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 31 locations throughout 11 counties including the 4th and 5th largest MSAs in the United States.(8) • Texas franchise represents 71% of LHFI(2) and 52% of deposits(1) at June 30, 2026. 1,128 1,114 1,171 1,395 1,854 2,574 3,132 4,261 4,172 4,524 4,313 4,467 DFW Houston East Texas 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED CAGR 14.0% CAGR 15.6%

ORIGIN BANCORP, INC. _______ 193 (13) (6) 30 184 209 121 67 57 (32) 1Q26 vs 4Q25 2Q26 vs 1Q26 Total Loans Held for Investment Commercial Real Estate Mortgage Warehouse Lines of Credits Construction/Land/Land Development Commercial and Industrial LOAN GROWTH 6,805 7,331 7,225 7,142 7,484 5,593 7,142 7,484 1,212 Origin Acquired 2022 2023 2024 2025 2Q26 0 2,000 4,000 6,000 DOLLARS IN MILLIONS IDT Loans Held for Investment Growth excluding Mortgage Warehouse Lines of Credit ($) 2,894 3,013 2,979 2,994 3,190 2,267 2,994 3,190 627 Origin Acquired 2022 2023 2024 2025 2Q26 0 1,000 2,000 3,000 Loans Held for Investment Change ($) Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED Commercial and Industrial and Owner-Occupied Commercial Real Estate Growth ($) 12 DOLLARS IN MILLIONS

WELL DIVERSIFIED LOAN PORTFOLIO[12]

UNAUDITED

Loan Composition at June 30, 2026: $8,074 million



Single-Family Residential Real Estate & Consumer
18%
Multifamily Residential Real Estate
7%
Construction/Land/Land Development ("C&D")
9%
Non-Owner-Occupied CRE 19%
7%
Commercial & Industrial ("C&I") 27%
13%
Owner-Occupied Commercial Real Estate ("CRE")
Mortgage Warehouse Lines of Credit
C&I, Owner-Occupied CRE, Mortgage Warehouse Lines of Credit: 47%
Non-Owner-Occupied CRE, C&D, Multi-Family: 35%

C&I, Owner-Occupied CRE & Mtg. Warehouse LOC: $3,780 million



Finance & Insurance: 8%
Mortgage Warehouse LOC: 7%
Real Estate & Construction: 7%
Transportation Services: 3%
Energy: 3%
Retail Shopping: 3%
Banks : 2%
Healthcare: 2%
Restaurants: 1%
Consumer Services: 1%
Professional Services: 1%
Retail Dealers: 1%
Entertainment & Recreation: 1%
Commercial Services: 1%
Misc. : 6%

Loan Portfolio Details ($)

(Dollars in thousands)	2Q26	1Q26	4Q25	3Q25	2Q25
Commercial and Industrial	2,141,623	2,173,126	1,989,218	1,919,782	2,011,178
Owner-Occupied Commercial Real Estate	1,048,534	999,440	1,004,801	986,859	972,788
Mortgage Warehouse Lines of Credit	589,706	522,290	528,781	472,968	574,748
Total Commercial	3,779,863	3,694,856	3,522,800	3,379,609	3,558,714
Non-Owner-Occupied Commercial Real Estate	1,583,170	1,511,138	1,519,104	1,520,020	1,455,771
Construction/Land/Land Development	698,610	641,273	611,220	615,778	653,748
Multifamily Residential Real Estate	568,445	555,527	553,149	540,601	529,899
Single-Family Residential Real Estate	1,425,285	1,442,792	1,444,611	1,460,696	1,465,535
Consumer Loans	18,204	18,635	20,033	20,395	20,779
Total Loans Held for Investment	8,073,577	7,864,221	7,670,917	7,537,099	7,684,446

Please see slide 31 for all footnote references included above.

Non-Owner-Occupied CRE, C&D and Multi-Family: $2,850 million



Misc. : 1%
Finance & Insurance: 1%
Auto-Related: 1%
Multifamily under Construction: 1%
Restaurants: 1%
Hotels: 1%
Healthcare: 3%
Office Building: 5%
Retail Shopping: 6%
Multifamily Residential Real Estate: 7%
Real Estate & Construction: 8%

ORIGIN BANCORP, INC.
13

ORIGIN BANCORP, INC. _______ 1.69 1.84 1.93 1.97 1.79 0.12 1.65 0.17 0.15 0.02 Classified Assets / Loans & OREO Net Charge-Offs / Average LHFI (annualized) 2Q25 3Q25 4Q25 1Q26 2Q26 1.14 1.18 1.07 1.12 0.98 0.16 0.10 0.19 0.22 0.06 Nonperforming Assets / Loans & OREO Past due 30 to 89 days and still accruing / LHFI 2Q25 3Q25 4Q25 1Q26 2Q26 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses 92,426 96,259 96,782 99,015 98,188 1.20 1.28 1.26 1.26 1.22 1.29 1.35 1.34 1.34 1.30 ALCL as a percentage of LHFI, excl. mtg. warehouse LOC (%) ALCL as a percentage of LHFI (%) ALCL ($) 2Q25 3Q25 4Q25 1Q26 2Q26 DOLLARS IN THOUSANDS (13) Please see slide 31 for all footnote references included above. UNAUDITED 18,981 (123) (3,858) (8,605) 1Q26 Downgrades OREO net transactions Charge-offs Payments 2Q26 87,306 88,859 81,878 88,273 79,281 Total NPA ($) 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Asset Trends ($) • Net benefit provision for loan credit loss for 2Q26 was $373,000, compared to provision expense for loan credit loss of $5.0 million in 1Q26. • Past due 30 to 89 days and still accruing were $5.2 million at 2Q26, down $12.4 million from $17.6 million at 1Q26. • Net charge-offs for 2Q26 were $454,000, down from $2.8 million for 1Q26, and represent an annualized charge-off rate of 0.02%.

ORIGIN BANCORP, INC. _______ 15 SELECTED SECTORS - KEY PORTFOLIO METRICS June 30, 2026 Non-Owner-Occupied Commercial Real Estate & C&D Office Multifamily Residential Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 393,051 $ 672,734 $ 115,357 $ 695,327 % of Loans Held for Investment 4.87% 8.33% 1.43% 8.61 % Avg. Loan Size $ 2,504 $ 3,889 $ 4,807 $ 1,751 Weighted Avg. Loan- to-Value 55.84% 58.00% 50.59% 61.92 % Past Due 30 to 89 Days and Still Accruing Loans/Loans — — — 0.01 Classified Loans / Loans 0.04 0.52 — 0.22 Nonperforming Loans / Loans 0.04 — — — Net Charge-offs / Avg. Loans 0.10 — — — Allowance for Loan Credit Losses / Loans 0.72 1.21 0.86 0.66 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 1% MBS: 40% CMO: 29% Municipal: 26% Corporate: 4% 1,156 1,128 1,201 1,201 1,178 3.16 3.62 3.46 3.46 3.59 Total Securities ($) Yield (%) 2Q25 3Q25 4Q25 1Q26 2Q26 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Total securities portfolio weighted average effective duration was 4.08 years at June 30, 2026, compared to 4.14 years at March 31, 2026. • Expected principal cash flows from investments with no rate changes: • 2026: $72.5 million • 2027: $133.1 million • 2028: $127.8 million 16 (73.6) (61.2) (54.1) (60.8) (60.8) 2Q25 3Q25 4Q25 1Q26 2Q26 Accumulated Other Comprehensive Loss(14) ($) Investment Securities - AFS at June 30, 2026 Please see slide 31 for all footnote references included above. $1.14B DOLLARS IN MILLIONS UNAUDITED

LOANS & SECURITIES- REPRICING OR MATURITY

UNAUDITED

Total Loans at June 30, 2026

(Dollars in thousands)	Repricing or Maturity Term: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total	Rate Structure: Floating Rate[15]	Variable Rate[15]	Fixed Rate
Commercial and Industrial	$ 1,765,731	$ 194,358	$ 128,058	$ 53,476	$ —	$ 2,141,623	$ 1,704,456	$ 1,088	$ 436,079
Owner-Occupied Commercial Real Estate	528,928	217,962	183,175	118,469	—	1,048,534	393,192	3,234	652,108
Mortgage Warehouse Lines of Credit	589,706	—	—	—	—	589,706	589,706	—	—
Total Commercial	2,884,365	412,320	311,233	171,945	—	3,779,863	2,687,354	4,322	1,088,187
Non-Owner-Occupied Commercial Real Estate	1,004,893	312,158	207,229	58,890	—	1,583,170	705,011	2,315	875,844
Construction/Land/Land Development	554,751	56,269	64,955	22,437	198	698,610	460,929	6,009	231,672
Multifamily Residential Real Estate	415,172	79,953	62,645	7,483	3,192	568,445	318,891	—	249,554
Single-Family Residential Real Estate	391,454	375,152	292,878	168,190	197,611	1,425,285	252,458	673,045	499,782
Consumer	9,254	6,454	2,120	283	93	18,204	4,132	23	14,049
Total Loans Held for Investment	$ 5,259,889	$ 1,242,306	$ 941,060	$ 429,228	$ 201,094	$ 8,073,577	$ 4,428,775	$ 685,714	$ 2,959,088
% of Total	66 %	15 %	12 %	5 %	2 %	100 %	55 %	8 %	37 %
Weighted Average Coupon Rate	6.05	5.73	6.14	4.61	5.63	5.92	6.29	4.87	5.61

AFS & HTM Securities at June 30, 2026

(Dollars in thousands)	Maturity & Projected Principal Cashflow: 1 Year or less	> 1 to 3 Years	> 3 to 5 Years	> 5 to 10 Years	> 10 Years	Total
Projected Cash Flow	$ 141,036	$ 248,089	$ 249,236	$ 428,856	$ 158,793	$ 1,226,010
% of Total	12 %	20 %	20 %	35 %	13 %	100 %

Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC.
17

ORIGIN BANCORP, INC. _______ Finance & Insurance: 11% Real Estate Rental & Leasing: 8% Professional, Scientific, & Technical Svcs: 7% Other Business Deposits <2%: 7% Construction: 5% Affiliate: 4% Mgmt of Companies & Enterprises: 3% Other Svcs (except Public Administration): 3% Manufacturing: 3% Health Care & Social Assistance: 2% Mining: 2% Utilities: 2% Misc: 3% Consumer 30% Public Funds: 10% 28% 23% 6% 36% 5% 2% 18 DEPOSIT DETAIL (Dollars in thousands) 2Q26 1Q26 4Q25 3Q25 2Q25 QoQ % Δ Total Deposits $ 8,703,251 $ 8,486,568 $ 8,510,842 $ 8,505,464 $ 8,251,125 2.6 % FDIC Insured (3,464,116) (3,464,116) (3,442,636) (3,447,538) (3,425,268) — FDIC Insured Reciprocal (1,093,952) (1,093,952) (799,221) (801,145) (801,699) — FDIC Insured Brokered Deposits (431,609) (431,609) (636,814) (597,110) (444,989) — Total Estimated FDIC Uninsured Deposits 3,713,574 3,496,891 3,632,171 3,659,671 3,579,169 6.2 Collateralized Public Funds (714,431) (714,431) (771,419) (836,150) (849,603) — Uninsured/ Uncollateralized Deposits ($) $ 2,999,143 $ 2,782,460 $ 2,860,752 $ 2,823,521 $ 2,729,566 7.8 Uninsured/ Uncollateralized Deposits (%) 34.5% 32.8% 33.6% 33.2% 33.1 % Deposit Detail Deposit Concentration(1) at June 30, 2026: $8,703 million Deposit Composition at June 30, 2026: $8,703 million MississippiLouisiana Texas- DFW TX- East TexasTexas- Houston Please see slide 31 for all footnote references included above. UNAUDITED Southeast 15% 17% 18% 40% 9% 1% (Dollars in thousands) 2Q26 1Q26 4Q25 3Q25 2Q25 QoQ % Δ Total Deposits $ 8,703,251 $ 8,756,268 $ 8,307,247 $ 8,331,830 $ 8,123,036 (0.6) % FDIC Insured (3,454,490) (3,490,869) (3,465,133) (3,407,017) (3,372,038) (1.0) FDIC Insured Reciprocal (1,057,908) (1,277,061) (915,033) (1,056,176) (992,673) (17.2) FDIC Insured Brokered Deposits — — — — (25,000) — Total Estimated FDIC Uninsured Deposits 4,190,853 3,988,338 3,927,081 3,868,637 3,733,325 5.1 Collateralized Public Funds (737,366) (840,360) (860,049) (690,933) (830,182) (12.3) Other Collateralized Fund (25,000) — — — — N/A Uninsured/ Uncollateralized Deposits ($) $ 3,428,487 $ 3,147,978 $ 3,067,032 $ 3,177,704 $ 2,903,143 8.9 Uninsured/ Uncollateralized Deposits (%) 39.4% 36.0% 36.9% 38.1% 35.7 % Deposit Detail 6% 1% 16% 62% 14% 1% (53) 197 21 (5) (39) (227) Total Deposits Noninterest-Bearing Deposit Money Market Savings Time Deposits (Non- Brokered) Interest-Bearing Demand Deposit Change Compared to Linked Quarter ($) DOLLARS IN MILLIONS, PERIOD END BALANCES Customer Deposits +(1)MM Commercial: 60% Commercial: 60% Consumer: 30% Public Funds: 10% (53) 197 21 (5) (39) (227) Total Deposits Noninterest- Bearing Deposit Money Market Savings Time Deposits (Non- Brokered) Interest- Bearing Demand Deposit Change Compared to Linked Quarter ($) DOLLARS IN MILLIONS, PERIOD END BALANCES

ORIGIN BANCORP, INC. _______ 3.45 3.37 3.30 3.08 2.93 3.20 3.20 2.90 2.66 2.64 2.47 2.46 2.20 2.05 1.99 Time Deposits Total Interest-Bearing Deposits Total Deposits 2Q25 3Q25 4Q25 1Q26 2Q26 19 8,159 8,232 8,372 8,647 8,463 5,409 5,511 5,557 5,857 5,617 1,881 1,901 2,002 1,978 2,080 869 820 813 812 766 Savings, Money Market and Interest-Bearing Demand Noninterest-Bearing Time Deposits 2Q25 3Q25 4Q25 1Q26 2Q26 Average Deposits ($) DEPOSIT TRENDS IDT DOLLARS IN MILLIONS UNAUDITED Deposit Cost Trends (QTD Annualized) (%) Time Deposit Repricing Schedule(17) Maturity Balance ($) Weighted Average Rate (%) 3Q26 326 3.03 4Q26 295 3.15 1Q27 77 2.67 2Q27 20 1.84 3Q27+ 40 1.58 Total 758 2.93 DOLLARS IN MILLIONS 57.14 57.35 66.00 71.00 69.90 68.53 66.86 70.00 5.26 4.65 4.33 4.33 4.30 3.90 3.64 3.63 3.14 2.79 2.52 2.47 2.46 2.20 2.05 1.99 Cumulative Deposit Beta Average Quarterly Fed Funds Rate Cost of Total Deposit 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Please see slide 31 for all footnote references included above. Total Deposit Beta (%) Customer Deposits +(1)MM (16)

ORIGIN BANCORP, INC. _______ 2.52 2.49 2.26 2.06 2.02 3.20 3.20 2.90 2.66 2.64 2.47 2.46 2.20 2.05 1.99 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 2Q25 3Q25 4Q25 1Q26 2Q26 20 YIELDS AND COSTS Yield on Loans Held for Investment (%) Cost of Funds (%) • At 2Q26, Loans Held for Investment with fixed rates = 37% and Loans Held for Investment with floating/variable rates = 63%. • At 2Q26, SOFR-based = $3.04 billion, Prime-based = $1.87 billion. UNAUDITED 6.33 6.33 6.22 6.06 6.14 7.50 7.46 7.02 6.75 6.75 4.33 4.35 4.09 3.68 3.63 Yield on Loans Held for Investment Avg. Prime Rate 30 Day Avg. SOFR 2Q25 3Q25 4Q25 1Q26 2Q26

ORIGIN BANCORP, INC. _______ 82,136 83,704 86,694 87,244 92,200 64,802 66,021 68,493 70,593 73,9598,217 7,393 7,723 6,389 7,6859,117 10,290 10,478 10,262 10,556 3.61 3.65 3.73 3.71 3.92 Net Interest Income excl. Mtg Warehouse LOC & Invest. Secur. NII ($) Mtg. Warehouse LOC Interest Income ($) Investment Securities Net Interest Income ($) NIM (FTE) (%) 2Q25 3Q25 4Q25 1Q26 2Q26 21 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.71 0.07 0.06 0.05 0.03 0.02 0.02 (0.04) 1Q26 Real E sta te Loans Savin gs, MM & IB Demand Deposits Commerci al a nd Industr ial Tim e Deposits Mortg age Warehouse LOC To tal S ecu riti es FHLB and Other B orro wings 2Q26 3.25 3.50 3.75 4.00 24.64 29.52 21.01 8.58 2.041.54 2.480.77 2.18 3.65 4.51 5.26 5.33 4.65 3.90 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 3Q23 4Q23 1Q24 2Q24 4Q24 1Q25 2Q25 3Q25 2Q26 NIM Beta - 2Q26 (%) 2.48 2.48 4.99 NIM-FTE Changes - 2Q26 (%) NIM-FTE Changes - 2Q26 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • The yield on average interest earning assets increased 18- basis points while the rate on average interest bearing liabilities remained static during 2Q26 compared to 1Q26, resulting in an 18-basis point increase in net interest spread. • Net interest income increased $5.0 million during 2Q26 compared to 1Q26 and $10.1 million compared to 1Q25. • Our NIM-FTE increased 21-basis points during 2Q26 compared to 1Q26 and increased 31-basis points compared to 1Q25. Net Interest Income & NIM 3.92 Yield/Rate 2Q26 1Q26 4Q25 3Q25 2Q25 YoY Change NIM - FTE 3.92 3.71 3.73 3.65 3.61 31 bps Loans Held For Investment 6.14 6.06 6.22 6.33 6.33 (19) bps Securities 3.59 3.46 3.46 3.62 3.16 43 bps Cost of Total Deposits 1.99 2.05 2.20 2.46 2.47 (48) bps Interest Earning Assets 5.74 5.56 5.76 5.89 5.87 (13) bps Interest Bearing Liabilities 2.67 2.67 2.96 3.22 3.25 (58) bps Yield/Rate Highlights (%) +31 bps

ORIGIN BANCORP, INC. _______ 98,110 100,783 103,730 103,601 107,592 Net Interest Income Noninterest Income 2Q25 3Q25 4Q25 1Q26 2Q26 15,766 14,551 13,782 17,406 15,386 6,661 6,598 5,931 9,597 6,883 4,927 4,965 5,043 4,951 5,334 2,809 2,262 2,128 2,295 2,321 1,369 726 680 563 848 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income Mortgage Banking Revenue 2Q25 3Q25 4Q25 1Q26 2Q26 22 Major Components of Noninterest Income ($) Net Interest Income + Noninterest Income ($)(3) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 2Q26 1Q26 4Q25 3Q25 2Q25 Argent Investment Income (18) 668 1,754 1,980 1,227 — Limited Partnership Investment Loss (18) (1,280) (3,271) (121) (677) (1,909) Swap Fee Income 32 54 58 1,387 1,435 Change in fair value of equity investments — — — 6,972 — Gain (Loss) on Sale of Securities 1 — — — (14,448) Other 586 852 1,037 2,668 524 Total Components of Other Noninterest Income 7 (611) 2,954 11,577 (14,398) Major Components of Noninterest Income 15,386 17,406 13,782 14,551 15,766 Total Noninterest Income 15,393 16,795 16,736 26,128 1,368 83.7% 85.7% Please see slide 31 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 84.2%84.3%83.1%

NONINTEREST EXPENSE ANALYSIS

DOLLARS IN THOUSANDS, UNAUDITED

Major Components of Noninterest Expense ($)



54,004
1,768
3,337
3,432
7,187
38,280
53,235
1,583
3,184
3,526
7,079
37,863
52,390
1,499
3,243
3,672
6,961
37,015
53,853
1,485
2,937
4,050
6,984
38,397
55,971
1,484
3,174
3,738
7,201
40,374
2Q25
3Q25
4Q25
1Q26
2Q26
Salaries and Employee Benefits
Occupancy and Equipment, net
Data Processing
Office and Operations
Intangible Asset Amortization

Operating Leverage (%)



2.49
2.61
2.57
2.56
2.53
2.54
2.56
2.57
68.86
83.85
65.99
74.23
56.48
60.74
61.32
59.87
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
Noninterest Expense / Average Assets
Efficiency Ratio

Components of Other Noninterest Expense ($)

	2Q26	1Q26	4Q25	3Q25	2Q25
Professional Services	1,809	2,649	2,703	1,395	1,285
Electronic Banking	935	1,442	1,545	1,470	1,359
Advertising and Marketing	1,650	1,360	1,746	1,524	1,158
Regulatory Assessments	1,364	1,335	1,528	1,269	1,345
Loan-Related Expenses	1,045	895	787	979	669
Other Expenses	1,638	2,263	2,124	2,156	2,163
Total Components of Other Noninterest Expense	8,441	9,944	10,433	8,793	7,979
Major Components of Noninterest Expense	55,971	53,853	52,390	53,235	54,004
Total Noninterest Expense	64,412	63,797	62,823	62,028	61,983

ORIGIN BANCORP, INC.
23

ORIGIN BANCORP, INC. _______ 87.5 84.8 86.0 83.8 86.0 LHFI excl. Mortgage Warehouse LOC to Total Deposits LHFI to Total Deposits 2Q25 3Q25 4Q25 1Q26 2Q26 1,099 1,265 814 1,094 1,247 334 627 424 666 547 765 638 390 428 700 Cash and Cash Equivalents Liquid Securities 2Q25 3Q25 4Q25 1Q26 2Q26 Cash and Cash Equivalents + Liquid Securities ($) 24 LIQUIDITY Loan to Deposit Ratios (%) UNAUDITED Liquidity Sources 2Q26 Borrowed Funds as a Percent of Total Liabilities (%) DOLLARS IN MILLIONS DOLLARS IN THOUSANDS PERIOD END BALANCES PERIOD END BALANCES 2.57 1.20 0.42 0.33 1.71 Borrowed Funds as a Percent of Total Liabilities 2Q25 3Q25 4Q25 1Q26 2Q26 FHLB Borrowing Availability $ 2,166,143 Fed Discount Window 1,352,930 Unpledged AFS Securities 734,667 Fed Funds and Holding Company Lines of Credit 175,000 Total Additional Liquidity Sources a $ 4,428,740 Cash and Cash Equivalent b $ 546,531 Uninsured, Non-collateralized Deposits c $ 3,428,487 Coverage Ratio d = (a+b)/c 1.45x 94.6 90.5 92.3 89.8 92.8

CAPITAL

UNAUDITED

Tier 1 Capital to Average Assets (Leverage Ratio)[19] (%)


11.7
11.7
11.9
11.7
12.1
11.2
11.0
10.9
10.9
11.4
Well Capitalized 5.0%
2Q25
3Q25
4Q25
1Q26
2Q26
Company Level
Origin Bank Level

Common Equity Tier 1 Capital to Risk-Weighted Assets[19] (%)


13.5
13.6
13.5
13.6
13.4
13.1
12.9
12.6
12.8
12.8
Well Capitalized 6.5%
2Q25
3Q25
4Q25
1Q26
2Q26
Company Level
Origin Bank Level

Tier 1 Capital to Risk-Weighted Assets[19] (%)


13.7
13.8
13.7
13.8
13.6
13.1
12.9
12.6
12.8
12.8
Well Capitalized 8.0%
2Q25
3Q25
4Q25
1Q26
2Q26
Company Level
Origin Bank Level

Total Capital to Risk-Weighted Assets[19] (%)


15.7
15.9
14.9
15.0
14.8
14.3
14.2
13.8
14.0
14.0
Well Capitalized 10.0%
2Q25
3Q25
4Q25
1Q26
2Q26
Company Level
Origin Bank Level

Please see slide 31 for all footnote references included above.

Uses of Regulatory Capital ($)

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS


75,121
70,368
0.15
4,753
1Q25
9,185
0.15
4,382
4,769
2Q25(20)
14,327
0.15
9,510
4,782
3Q25(20)
79,855
73,196
0.15
1,914
4,745
4Q25
11,501
0.15
6,832
4,669
1Q26
17,984
0.25
10,113
7,871
2Q26
Dividends Declared
Subdebt Redeemed (20)
Common Shares Repurchased
Dividends per Share

Stock Repurchase Program

- **217,034 shares repurchased in 2Q26 at an average price per share of $46.60.**
- **In July 2026, our board of directors approved a $100 million increase in repurchase authority under our current stock repurchase program, which expires in July 2028.**
- **As of the date of this release, $121.6 million remains available for share repurchases under the stock repurchase program.**

ORIGIN BANCORP, INC.
25

ORIGIN BANCORP, INC. _______ QTD YTD 2Q26 1Q26 2Q26 $ Impact EPS Impact (21) $ Impact EPS Impact (21) $ Impact EPS Impact (21) Notable provision expense items: Provision release on relationships related to or impacted by questioned banker activity $ 18 $ — $ — $ — $ 18 $ — Notable noninterest income items: Gain on sales of securities, net 1 — — — 1 — Insurance recovery income related to questioned banker activity — — 438 0.01 438 0.01 Notable noninterest expense items: Operating benefit (expense) related to questioned banker activity(22) 325 0.01 (542) (0.01) (217) (0.01) Operating expense related to borrower fraud (458) (0.01) (473) (0.01) (931) (0.02) Total notable items $ (114) — $ (577) (0.01) $ (691) (0.02) 26 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED NOTABLE ITEMS Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 2Q26 1Q26 Calculation of PTPP earnings: Net income $ 33,846 $ 27,693 Provision for credit losses 65 4,965 Income tax expense 9,270 7,584 PTPP earnings (non-GAAP) $ 43,181 $ 40,242 Calculation of PTPP ROAA: PTPP earnings $ 43,181 $ 40,242 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 PTPP earnings, annualized $ 173,199 $ 163,204 Divided by total average assets $ 10,039,707 $ 10,126,491 ROAA (annualized) (GAAP) 1.35% 1.11 % PTPP ROAA (annualized) (non-GAAP) 1.73 1.61 Calculation of tangible common equity to tangible assets: Total assets $ 10,276,930 $ 10,188,144 Goodwill (128,679) (128,679) Other intangible assets, net (30,393) (31,877) Tangible assets 10,117,858 10,027,588 Total common stockholders' equity $ 1,281,057 $ 1,260,275 Goodwill (128,679) (128,679) Other intangible assets, net (30,393) (31,877) Tangible common equity 1,121,985 1,099,719 Common equity to total assets 12.47% 12.37 % Tangible common equity to tangible assets (non-GAAP) 11.09 10.97 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 2Q26 1Q26 Calculation of ROATCE: Net income $ 33,846 $ 27,693 Divided by number of days in the quarter 91 90 Multiplied by the number of days in the year 365 365 Annualized net income $ 135,756 $ 112,311 Total average stockholders' equity $ 1,275,384 $ 1,267,888 Average goodwill (128,679) (128,679) Average other intangible assets, net (31,142) (32,679) Average tangible common equity 1,115,563 1,106,530 ROAE (annualized) (GAAP) 10.64% 8.86 % ROATCE (annualized) (non-GAAP) 12.17 10.15 28 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

Calculation of tangible book value per common share:

	2Q26	1Q26	4Q25	3Q25	2Q25	1Q25	4Q24	3Q24
Total common stockholders' equity	$ 1,281,057	$ 1,260,275	$ 1,246,685	$ 1,214,756	$ 1,205,769	$ 1,180,177	$ 1,145,245	$ 1,145,673
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)
Other intangible assets, net	(30,393)	(31,877)	(33,362)	(34,861)	(36,444)	(38,212)	(37,473)	(39,272)
Tangible common equity	1,121,985	1,099,719	1,084,644	1,051,216	1,040,646	1,013,286	979,093	977,722
Divided by common shares outstanding at period end	30,850,397	30,879,462	30,952,428	30,967,768	31,224,718	31,244,006	31,197,574	31,167,410
Book value per common share (GAAP)	$ 41.52	$ 40.81	$ 40.28	$ 39.23	$ 38.62	$ 37.77	$ 36.71	$ 36.76
Tangible book value per common share (non-GAAP)	36.37	35.61	35.04	33.95	33.33	32.43	31.38	31.37

	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Total common stockholders' equity	$ 1,095,894	$ 1,078,853	$ 1,062,905	$ 998,945	$ 997,859	$ 992,587	$ 949,943	$ 907,024
Goodwill	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(128,679)	(136,793)
Other intangible assets, net	(41,177)	(43,314)	(45,452)	(42,460)	(44,724)	(47,277)	(49,829)	(52,384)
Tangible common equity	926,038	906,860	888,774	827,806	824,456	816,631	771,435	717,847
Divided by common shares outstanding at period end	31,108,667	31,011,304	30,986,109	30,906,716	30,866,205	30,780,853	30,746,600	30,661,734
Book value per common share (GAAP)	$ 35.23	$ 34.79	$ 34.30	$ 32.32	$ 32.33	$ 32.25	$ 30.90	$ 29.58
Tangible book value per common share (non-GAAP)	29.77	29.24	28.68	26.78	26.71	26.53	25.09	23.41

ORIGIN BANCORP, INC.
29

ORIGIN BANCORP, INC. _______ AFS - Available for sale MSA - Metropolitan Statistical Area ALCL - Allowance for loan credit losses NIE - Noninterest expense CAGR - Compound annual growth rate NII - Net interest income C&D - Construction/land/land development loans NIM - Net interest margin C&I - Commercial & industrial loans NIM - FTE - Net interest margin, fully tax equivalent CMO - Collateralized mortgage obligations OID AMORTIZATION - Original issue discount amortization CORE DEPOSITS - Total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits OREO - Other real estate owned PTPP - Pre-tax, pre-provision CRE - Commercial real estate loans PTPP ROAA - Pre-tax, pre-provision return on average assets DFW - Dallas/Fort Worth QTD - Quarter-to-date EPS - Earnings per share QoQ - Quarter-over-quarter FDIC - Federal Deposit Insurance Corporation ROAA - Return on average assets FHLB - Federal Home Loan Bank ROAE - Return on average equity GAAP - Generally accepted accounting principles ROATCE - Return on average tangible common equity LOC - Letters of credit Savings, MM and IB Demand Deposits - Savings, Money Market and Interest-Bearing Demand Deposits LHFI - Loans held for investment SOFR - Secured Overnight Financing Rate MBS - Mortgage-backed securities YoY - Year over year YTD - Year-to-date GLOSSARY OF TERMS 30

ORIGIN BANCORP, INC. _______ 31 PRESENTATION NOTES (1) Excludes Treasury/wholesale deposits of $75.7 million at June 30, 2026. (2) Excludes mortgage warehouse lines of credit. (3) Excludes notable items. (4) Data obtained from Office of the Texas Governor (gov.texas.gov), Bureau of Labor Statistics (bls.gov), Baldwin County Economic Development Council (baldwineda.com), Florida's Great Northwest (floridasgreatnorthwest.com), Bureau of Transportation Statistics (bts.gov) and Port of Mobile, Alabama Port Authority (alports.com). (5) As used in this presentation, PTPP earnings, PTPP ROAA, ROATCE, tangible book value per common share, and tangible common equity to tangible assets are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 27-29 of this presentation. (6) Core deposits are total deposits excluding time deposits greater than $250,000, brokered and Certificate of Deposit Account Registry Service deposits. (7) Origin Bancorp, Inc. and KBW Nasdaq Bank cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (8) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (9) Excludes Paycheck Protection Program (“PPP”) loans for 2020 and 2021. (10) Excludes Treasury/wholesale deposits for all periods presented. Periods at or prior to December 31, 2023, were adjusted to include mortgage warehouse deposits in our DFW market. (11) The DFW and Houston markets have been adjusted to include $108.0 million of deposits in total that were sold on December 31, 2024, and immediately repurchased on January 2, 2025. The DFW and Houston markets have been adjusted to include $61.5 million of deposits in total that were sold on December 31, 2025, and immediately repurchased on January 2, 2026. (12) Does not include loans held for sale. (13) The ALCL to total LHFI, excl. mortgage warehouse lines of credit, is calculated by excluding the ALCL for mortgage warehouse lines of credit from the total LHFI ALCL in the numerator and excluding the mortgage warehouse lines of credit from the LHFI in the denominator. Due to their low-risk profile, mortgage warehouse lines of credit require a disproportionately low allocation of the ALCL. (14) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (15) Floating rate loans typically reprice monthly, while variable rate loans reprice based upon the terms defined within the adjustable rate loan agreement specific to their loan contract. (16) Uses total deposits costs for the month ended August 31, 2024, as the cycle starting point. (17) Projection is based upon June 30, 2026, time deposit balances. (18) Argent investment income and limited partnership investment loss are components of equity method investment (loss) income on the face of the income statement. (19) June 30, 2026, capital ratios are estimated. (20) Subdebt redeemed includes the amortization of the original issue discount (“OID”) and fair value mark. $34,000 and $35,000 of the subdebt OID and fair value mark amortization is included in the quarters ended 2Q25 and 3Q25, respectively. (21) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding. (22) The $325,000 operating net benefit and $217,000 operating expense related to questioned banker activity for the three months and six months ended June 30, 2026, respectively, includes a $389,000 release of litigation reserve.